UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

The Finish Line, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Shareholders to Be Held on July 14, 2016.

THE FINISH LINE, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 13, 2016
Date: July 14, 2016 Time: 9:00 a.m., EDT
	Location:	Finish Line Customer Central 3308 N. Mitthoeffer Road Indianapolis, IN 46235
You are receiving this communication because you hold shares in the company named above.
ATTN: CHRISTOPHER C. ECK 3308 N. MITTHOEFFER ROAD INDIANAPOLIS, IN 46235

This is not a ballot.  You cannot use this notice to vote theres shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
This notice also constitutes Notice of the 2016 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT       ANNUAL REPORT ON FORM 10-K       FORM OF PROXY
How to View Online:
Have the information that is printed in the box marked by the arrow àXXXX XXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

I) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before June 30, 2016 to facilitate timely delivery, otherwise you may not receive a paper or e-mail copy.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.  For meeting directions to Finish Line Customer Central, please call (317) 899-1022, extension 5.
Vote By lnternet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow àXXXX XXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	To elect three Class III directors to serve on the Company’s Board of Directors until the 2019 Annual Meeting of Shareholders.
Nominees:
01) Stephen Goldsmith
02) Catherine A. Langham
03) Norman H. Gurwitz

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 25, 2017.
3.	To approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers.
4.

To approve an amendment to The Finish Line, Inc. 2009 Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 6,500,000 to 10,500,000, including an increase in the maximum number of shares for awards other than stock options or stock appreciation rights from 2,500,000 to 4,000,000